EXHIBIT B







                                        October 29, 1997


Electronic Retailing Systems
 International, Inc.
488 Main Avenue
Norwalk, Connecticut 06851-2500

Telepanel Systems Inc.
245 Riviera Drive
Markham, Ontario
Canada  L3R SJ9


Ladies and Gentlemen:

     In connection with and in furtherance of the transactions contemplated by the Combination Agreement dated as of October 29, 1997 (the "Agreement") between Electronic Retailing Systems International, Inc., a company incorporated under the laws of the State of Delaware ("ERS"), and Telepanel Systems Inc., a company incorporated under the Canada Business Corporations Act ("Telepanel"), the undersigned hereby agrees that:

     (a) The undersigned will not sell, transfer, pledge, hypothecate or otherwise convey or dispose of or enter into any contract or arrangement for the sale, transfer, pledge, hypothecation, conveyance or other disposition of any shares of the common stock, $.01 par value ("ERS Common Stock"), of ERS or any common shares, without par value ("Telepanel Common Shares"), of Telepanel or any Exchangeable Shares ("Exchangeable Shares") of Telepanel, owned by the undersigned: (x) from the date of the notice (the "Notice") delivered by ERS of its stockholder meeting contemplated under the Agreement (said Notice not to be less than 30 days prior to such meeting) until the earlier of (i) the termination of the Agreement or (ii) the date of the first publication of combined operating results of ERS and Telepanel covering at least a 30-day period after the Effective Date (as specified in the Agreement); or (y) from the date hereof through the date of the Notice if such transactions, individually or in the aggregate, during any 90-day period would relate to securities representing in excess of one percent of the outstanding securities of the same class.

     (b) In order to enable you to enforce the aforesaid covenant against disposition of shares, the undersigned hereby consents to placing stop-transfer orders with the transfer agents, respectively, of the ERS Common Stock, with respect to any shares of ERS Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agents, respectively, of the Telepanel Common Shares, with respect to any Telepanel Common Shares registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agents, respectively, of the Exchangeable Shares, with respect to any Exchangeable Shares registered in the name of the undersigned or beneficially owned by the undersigned.




                                   s/Norton Garfinkle
                                   _______________________________

                                        October 29, 1997


Electronic Retailing Systems
 International, Inc.
488 Main Avenue
Norwalk, Connecticut 06851-2500

Telepanel Systems Inc.
245 Riviera Drive
Markham, Ontario
Canada  L3R SJ9


Ladies and Gentlemen:

     In connection with and in furtherance of the transactions contemplated by the Combination Agreement dated as of October 29, 1997 (the "Agreement") between Electronic Retailing Systems International, Inc., a company incorporated under the laws of the State of Delaware ("ERS"), and Telepanel Systems Inc., a company incorporated under the Canada Business Corporations Act ("Telepanel"), the undersigned hereby agrees that:

     (a) The undersigned will not sell, transfer, pledge, hypothecate or otherwise convey or dispose of or enter into any contract or arrangement for the sale, transfer, pledge, hypothecation, conveyance or other disposition of any shares of the common stock, $.01 par value ("ERS Common Stock"), of ERS or any common shares, without par value ("Telepanel Common Shares"), of Telepanel or any Exchangeable Shares ("Exchangeable Shares") of Telepanel, owned by the undersigned: (x) from the date of the notice (the "Notice") delivered by ERS of its stockholder meeting contemplated under the Agreement (said Notice not to be less than 30 days prior to such meeting) until the earlier of (i) the termination of the Agreement or (ii) the date of the first publication of combined operating results of ERS and Telepanel covering at least a 30-day period after the Effective Date (as specified in the Agreement); or (y) from the date hereof through the date of the Notice if such transactions, individually or in the aggregate, during any 90-day period would relate to securities representing in excess of one percent of the outstanding securities of the same class.

     (b) In order to enable you to enforce the aforesaid covenant against disposition of shares, the undersigned hereby consents to placing stop-transfer orders with the transfer agents, respectively, of the ERS Common Stock, with respect to any shares of ERS Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agents, respectively, of the Telepanel Common Shares, with respect to any Telepanel Common Shares registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agents, respectively, of the Exchangeable Shares, with respect to any Exchangeable Shares registered in the name of the undersigned or beneficially owned by the undersigned.



                                   GARFINKLE LIMITED PARTNERSHIP I

                                   By: G.F. Management Corp.



                                   By: s/Norton Garfinkle
                                      ____________________________

                                        October 29, 1997


Electronic Retailing Systems
 International, Inc.
488 Main Avenue
Norwalk, Connecticut 06851-2500

Telepanel Systems Inc.
245 Riviera Drive
Markham, Ontario
Canada  L3R SJ9


Ladies and Gentlemen:

     In connection with and in furtherance of the transactions contemplated by the Combination Agreement dated as of October 29, 1997 (the "Agreement") between Electronic Retailing Systems International, Inc., a company incorporated under the laws of the State of Delaware ("ERS"), and Telepanel Systems Inc., a company incorporated under the Canada Business Corporations Act ("Telepanel"), the undersigned hereby agrees that:

     (a) The undersigned will not sell, transfer, pledge, hypothecate or otherwise convey or dispose of or enter into any contract or arrangement for the sale, transfer, pledge, hypothecation, conveyance or other disposition of any shares of the common stock, $.01 par value ("ERS Common Stock"), of ERS or any common shares, without par value ("Telepanel Common Shares"), of Telepanel or any Exchangeable Shares ("Exchangeable Shares") of Telepanel, owned by the undersigned: (x) from the date of the notice (the "Notice") delivered by ERS of its stockholder meeting contemplated under the Agreement (said Notice not to be less than 30 days prior to such meeting) until the earlier of (i) the termination of the Agreement or (ii) the date of the first publication of combined operating results of ERS and Telepanel covering at least a 30-day period after the Effective Date (as specified in the Agreement); or (y) from the date hereof through the date of the Notice if such transactions, individually or in the aggregate, during any 90-day period would relate to securities representing in excess of one percent of the outstanding securities of the same class.

     (b) In order to enable you to enforce the aforesaid covenant against disposition of shares, the undersigned hereby consents to placing stop-transfer orders with the transfer agents, respectively, of the ERS Common Stock, with respect to any shares of ERS Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agents, respectively, of the Telepanel Common Shares, with respect to any Telepanel Common Shares registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agents, respectively, of the Exchangeable Shares, with respect to any Exchangeable Shares registered in the name of the undersigned or beneficially owned by the undersigned.



                                   GARFINKLE LIMITED PARTNERSHIP II

                                   By: G.F. Management Corp.



                                   By: s/Norton Garfinkle
                                      ____________________________

                                        October 29, 1997


Electronic Retailing Systems
 International, Inc.
488 Main Avenue
Norwalk, Connecticut 06851-2500

Telepanel Systems Inc.
245 Riviera Drive
Markham, Ontario
Canada  L3R SJ9


Ladies and Gentlemen:

     In connection with and in furtherance of the transactions contemplated by the Combination Agreement dated as of October 29, 1997 (the "Agreement") between Electronic Retailing Systems International, Inc., a company incorporated under the laws of the State of Delaware ("ERS"), and Telepanel Systems Inc., a company incorporated under the Canada Business Corporations Act ("Telepanel"), the undersigned hereby agrees that:

     (a) The undersigned will not sell, transfer, pledge, hypothecate or otherwise convey or dispose of or enter into any contract or arrangement for the sale, transfer, pledge, hypothecation, conveyance or other disposition of any shares of the common stock, $.01 par value ("ERS Common Stock"), of ERS or any common shares, without par value ("Telepanel Common Shares"), of Telepanel or any Exchangeable Shares ("Exchangeable Shares") of Telepanel, owned by the undersigned: (x) from the date of the notice (the "Notice") delivered by ERS of its stockholder meeting contemplated under the Agreement (said Notice not to be less than 30 days prior to such meeting) until the earlier of (i) the termination of the Agreement or (ii) the date of the first publication of combined operating results of ERS and Telepanel covering at least a 30-day period after the Effective Date (as specified in the Agreement); or (y) from the date hereof through the date of the Notice if such transactions, individually or in the aggregate, during any 90-day period would relate to securities representing in excess of one percent of the outstanding securities of the same class.

     (b) In order to enable you to enforce the aforesaid covenant against disposition of shares, the undersigned hereby consents to placing stop-transfer orders with the transfer agents, respectively, of the ERS Common Stock, with respect to any shares of ERS Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agents, respectively, of the Telepanel Common Shares, with respect to any Telepanel Common Shares registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agents, respectively, of the Exchangeable Shares, with respect to any Exchangeable Shares registered in the name of the undersigned or beneficially owned by the undersigned.




                                   By: s/Bruce F. Failing, Jr.
                                      ___________________________

                                        October 29, 1997


Electronic Retailing Systems
 International, Inc.
488 Main Avenue
Norwalk, Connecticut 06851-2500

Telepanel Systems Inc.
245 Riviera Drive
Markham, Ontario
Canada  L3R SJ9


Ladies and Gentlemen:

     In connection with and in furtherance of the transactions contemplated by the Combination Agreement dated as of October 29, 1997 (the "Agreement") between Electronic Retailing Systems International, Inc., a company incorporated under the laws of the State of Delaware ("ERS"), and Telepanel Systems Inc., a company incorporated under the Canada Business Corporations Act ("Telepanel"), the undersigned hereby agrees that:

     (a) The undersigned will not sell, transfer, pledge, hypothecate or otherwise convey or dispose of or enter into any contract or arrangement for the sale, transfer, pledge, hypothecation, conveyance or other disposition of any shares of the common stock, $.01 par value ("ERS Common Stock"), of ERS or any common shares, without par value ("Telepanel Common Shares"), of Telepanel or any Exchangeable Shares ("Exchangeable Shares") of Telepanel, owned by the undersigned: (x) from the date of the notice (the "Notice") delivered by ERS of its stockholder meeting contemplated under the Agreement (said Notice not to be less than 30 days prior to such meeting) until the earlier of (i) the termination of the Agreement or (ii) the date of the first publication of combined operating results of ERS and Telepanel covering at least a 30-day period after the Effective Date (as specified in the Agreement); or (y) from the date hereof through the date of the Notice if such transactions, individually or in the aggregate, during any 90-day period would relate to securities representing in excess of one percent of the outstanding securities of the same class.

     (b) In order to enable you to enforce the aforesaid covenant against disposition of shares, the undersigned hereby consents to placing stop-transfer orders with the transfer agents, respectively, of the ERS Common Stock, with respect to any shares of ERS Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agents, respectively, of the Telepanel Common Shares, with respect to any Telepanel Common Shares registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agents, respectively, of the Exchangeable Shares, with respect to any Exchangeable Shares registered in the name of the undersigned or beneficially owned by the undersigned.


                                   THE FAILING TRUST



                                   By: s/Leigh Q. Failing
                                      ---------------------------
                                        Trustee


                                   By: s/Elizabeth F. Failing
                                      ---------------------------
                                        Trustee

                                        October 29, 1997


Electronic Retailing Systems
 International, Inc.
488 Main Avenue
Norwalk, Connecticut 06851-2500

Telepanel Systems Inc.
245 Riviera Drive
Markham, Ontario
Canada  L3R SJ9


Ladies and Gentlemen:

     In connection with and in furtherance of the transactions contemplated by the Combination Agreement dated as of October 29, 1997 (the "Agreement") between Electronic Retailing Systems International, Inc., a company incorporated under the laws of the State of Delaware ("ERS"), and Telepanel Systems Inc., a company incorporated under the Canada Business Corporations Act ("Telepanel"), the undersigned hereby agrees that:

     (a) The undersigned will not sell, transfer, pledge, hypothecate or otherwise convey or dispose of or enter into any contract or arrangement for the sale, transfer, pledge, hypothecation, conveyance or other disposition of any shares of the common stock, $.01 par value ("ERS Common Stock"), of ERS or any common shares, without par value ("Telepanel Common Shares"), of Telepanel or any Exchangeable Shares ("Exchangeable Shares") of Telepanel, owned by the undersigned: (x) from the date of the notice (the "Notice") delivered by ERS of its stockholder meeting contemplated under the Agreement (said Notice not to be less than 30 days prior to such meeting) until the earlier of (i) the termination of the Agreement or (ii) the date of the first publication of combined operating results of ERS and Telepanel covering at least a 30-day period after the Effective Date (as specified in the Agreement); or (y) from the date hereof through the date of the Notice if such transactions, individually or in the aggregate, during any 90-day period would relate to securities representing in excess of one percent of the outstanding securities of the same class.

     (b) In order to enable you to enforce the aforesaid covenant against disposition of shares, the undersigned hereby consents to placing stop-transfer orders with the transfer agents, respectively, of the ERS Common Stock, with respect to any shares of ERS Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agents, respectively, of the Telepanel Common Shares, with respect to any Telepanel Common Shares registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agents, respectively, of the Exchangeable Shares, with respect to any Exchangeable Shares registered in the name of the undersigned or beneficially owned by the undersigned.




                                   By: s/Paul A. Biddelman
                                      ____________________________

                                        October 29, 1997


Electronic Retailing Systems
 International, Inc.
488 Main Avenue
Norwalk, Connecticut 06851-2500

Telepanel Systems Inc.
245 Riviera Drive
Markham, Ontario
Canada  L3R SJ9


Ladies and Gentlemen:

     In connection with and in furtherance of the transactions contemplated by the Combination Agreement dated as of October 29, 1997 (the "Agreement") between Electronic Retailing Systems International, Inc., a company incorporated under the laws of the State of Delaware ("ERS"), and Telepanel Systems Inc., a company incorporated under the Canada Business Corporations Act ("Telepanel"), the undersigned hereby agrees that:

     (a) The undersigned will not sell, transfer, pledge, hypothecate or otherwise convey or dispose of or enter into any contract or arrangement for the sale, transfer, pledge, hypothecation, conveyance or other disposition of any shares of the common stock, $.01 par value ("ERS Common Stock"), of ERS or any common shares, without par value ("Telepanel Common Shares"), of Telepanel or any Exchangeable Shares ("Exchangeable Shares") of Telepanel, owned by the undersigned: (x) from the date of the notice (the "Notice") delivered by ERS of its stockholder meeting contemplated under the Agreement (said Notice not to be less than 30 days prior to such meeting) until the earlier of (i) the termination of the Agreement or (ii) the date of the first publication of combined operating results of ERS and Telepanel covering at least a 30-day period after the Effective Date (as specified in the Agreement); or (y) from the date hereof through the date of the Notice if such transactions, individually or in the aggregate, during any 90-day period would relate to securities representing in excess of one percent of the outstanding securities of the same class.

     (b) In order to enable you to enforce the aforesaid covenant against disposition of shares, the undersigned hereby consents to placing stop-transfer orders with the transfer agents, respectively, of the ERS Common Stock, with respect to any shares of ERS Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agents, respectively, of the Telepanel Common Shares, with respect to any Telepanel Common Shares registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agents, respectively, of the Exchangeable Shares, with respect to any Exchangeable Shares registered in the name of the undersigned or beneficially owned by the undersigned.




                                   By: s/David Diamond
                                      ____________________________

                                        October 29, 1997


Electronic Retailing Systems
 International, Inc.
488 Main Avenue
Norwalk, Connecticut 06851-2500

Telepanel Systems Inc.
245 Riviera Drive
Markham, Ontario
Canada  L3R SJ9


Ladies and Gentlemen:

     In connection with and in furtherance of the transactions contemplated by the Combination Agreement dated as of October 29, 1997 (the "Agreement") between Electronic Retailing Systems International, Inc., a company incorporated under the laws of the State of Delaware ("ERS"), and Telepanel Systems Inc., a company incorporated under the Canada Business Corporations Act ("Telepanel"), the undersigned hereby agrees that:

     (a) The undersigned will not sell, transfer, pledge, hypothecate or otherwise convey or dispose of or enter into any contract or arrangement for the sale, transfer, pledge, hypothecation, conveyance or other disposition of any shares of the common stock, $.01 par value ("ERS Common Stock"), of ERS or any common shares, without par value ("Telepanel Common Shares"), of Telepanel or any Exchangeable Shares ("Exchangeable Shares") of Telepanel, owned by the undersigned: (x) from the date of the notice (the "Notice") delivered by ERS of its stockholder meeting contemplated under the Agreement (said Notice not to be less than 30 days prior to such meeting) until the earlier of (i) the termination of the Agreement or (ii) the date of the first publication of combined operating results of ERS and Telepanel covering at least a 30-day period after the Effective Date (as specified in the Agreement); or (y) from the date hereof through the date of the Notice if such transactions, individually or in the aggregate, during any 90-day period would relate to securities representing in excess of one percent of the outstanding securities of the same class.

     (b) In order to enable you to enforce the aforesaid covenant against disposition of shares, the undersigned hereby consents to placing stop-transfer orders with the transfer agents, respectively, of the ERS Common Stock, with respect to any shares of ERS Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agents, respectively, of the Telepanel Common Shares, with respect to any Telepanel Common Shares registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agents, respectively, of the Exchangeable Shares, with respect to any Exchangeable Shares registered in the name of the undersigned or beneficially owned by the undersigned.




                                   By: s/George Weathersby
                                      ____________________________

                                        October 29, 1997


Electronic Retailing Systems
 International, Inc.
488 Main Avenue
Norwalk, Connecticut 06851-2500

Telepanel Systems Inc.
245 Riviera Drive
Markham, Ontario
Canada  L3R SJ9


Ladies and Gentlemen:

     In connection with and in furtherance of the transactions contemplated by the Combination Agreement dated as of October 29, 1997 (the "Agreement") between Electronic Retailing Systems International, Inc., a company incorporated under the laws of the State of Delaware ("ERS"), and Telepanel Systems Inc., a company incorporated under the Canada Business Corporations Act ("Telepanel"), the undersigned hereby agrees that:

     (a) The undersigned will not sell, transfer, pledge, hypothecate or otherwise convey or dispose of or enter into any contract or arrangement for the sale, transfer, pledge, hypothecation, conveyance or other disposition of any shares of the common stock, $.01 par value ("ERS Common Stock"), of ERS or any common shares, without par value ("Telepanel Common Shares"), of Telepanel or any Exchangeable Shares ("Exchangeable Shares") of Telepanel, owned by the undersigned: (x) from the date of the notice (the "Notice") delivered by ERS of its stockholder meeting contemplated under the Agreement (said Notice not to be less than 30 days prior to such meeting) until the earlier of (i) the termination of the Agreement or (ii) the date of the first publication of combined operating results of ERS and Telepanel covering at least a 30-day period after the Effective Date (as specified in the Agreement); or (y) from the date hereof through the date of the Notice if such transactions, individually or in the aggregate, during any 90-day period would relate to securities representing in excess of one percent of the outstanding securities of the same class.

     (b) In order to enable you to enforce the aforesaid covenant against disposition of shares, the undersigned hereby consents to placing stop-transfer orders with the transfer agents, respectively, of the ERS Common Stock, with respect to any shares of ERS Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agents, respectively, of the Telepanel Common Shares, with respect to any Telepanel Common Shares registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agents, respectively, of the Exchangeable Shares, with respect to any Exchangeable Shares registered in the name of the undersigned or beneficially owned by the undersigned.




                                   By: s/Donald Zilkha
                                      ____________________________

                                        October 29, 1997


Electronic Retailing Systems
 International, Inc.
488 Main Avenue
Norwalk, Connecticut 06851-2500

Telepanel Systems Inc.
245 Riviera Drive
Markham, Ontario
Canada  L3R SJ9


Ladies and Gentlemen:

     In connection with and in furtherance of the transactions contemplated by the Combination Agreement dated as of October 29, 1997 (the "Agreement") between Electronic Retailing Systems International, Inc., a company incorporated under the laws of the State of Delaware ("ERS"), and Telepanel Systems Inc., a company incorporated under the Canada Business Corporations Act ("Telepanel"), the undersigned hereby agrees that:

     (a) The undersigned will not sell, transfer, pledge, hypothecate or otherwise convey or dispose of or enter into any contract or arrangement for the sale, transfer, pledge, hypothecation, conveyance or other disposition of any shares of the common stock, $.01 par value ("ERS Common Stock"), of ERS or any common shares, without par value ("Telepanel Common Shares"), of Telepanel or any Exchangeable Shares ("Exchangeable Shares") of Telepanel, owned by the undersigned: (x) from the date of the notice (the "Notice") delivered by ERS of its stockholder meeting contemplated under the Agreement (said Notice not to be less than 30 days prior to such meeting) until the earlier of (i) the termination of the Agreement or (ii) the date of the first publication of combined operating results of ERS and Telepanel covering at least a 30-day period after the Effective Date (as specified in the Agreement); or (y) from the date hereof through the date of the Notice if such transactions, individually or in the aggregate, during any 90-day period would relate to securities representing in excess of one percent of the outstanding securities of the same class.

     (b) In order to enable you to enforce the aforesaid covenant against disposition of shares, the undersigned hereby consents to placing stop-transfer orders with the transfer agents, respectively, of the ERS Common Stock, with respect to any shares of ERS Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agents, respectively, of the Telepanel Common Shares, with respect to any Telepanel Common Shares registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agents, respectively, of the Exchangeable Shares, with respect to any Exchangeable Shares registered in the name of the undersigned or beneficially owned by the undersigned.




                                   By: s/William Erdman
                                      ____________________________

                                        October 29, 1997


Electronic Retailing Systems
 International, Inc.
488 Main Avenue
Norwalk, Connecticut 06851-2500

Telepanel Systems Inc.
245 Riviera Drive
Markham, Ontario
Canada  L3R SJ9


Ladies and Gentlemen:

     In connection with and in furtherance of the transactions contemplated by the Combination Agreement dated as of October 29, 1997 (the "Agreement") between Electronic Retailing Systems International, Inc., a company incorporated under the laws of the State of Delaware ("ERS"), and Telepanel Systems Inc., a company incorporated under the Canada Business Corporations Act ("Telepanel"), the undersigned hereby agrees that:

     (a) The undersigned will not sell, transfer, pledge, hypothecate or otherwise convey or dispose of or enter into any contract or arrangement for the sale, transfer, pledge, hypothecation, conveyance or other disposition of any shares of the common stock, $.01 par value ("ERS Common Stock"), of ERS or any common shares, without par value ("Telepanel Common Shares"), of Telepanel or any Exchangeable Shares ("Exchangeable Shares") of Telepanel, owned by the undersigned: (x) from the date of the notice (the "Notice") delivered by ERS of its stockholder meeting contemplated under the Agreement (said Notice not to be less than 30 days prior to such meeting) until the earlier of (i) the termination of the Agreement or (ii) the date of the first publication of combined operating results of ERS and Telepanel covering at least a 30-day period after the Effective Date (as specified in the Agreement); or (y) from the date hereof through the date of the Notice if such transactions, individually or in the aggregate, during any 90-day period would relate to securities representing in excess of one percent of the outstanding securities of the same class.

     (b) In order to enable you to enforce the aforesaid covenant against disposition of shares, the undersigned hereby consents to placing stop-transfer orders with the transfer agents, respectively, of the ERS Common Stock, with respect to any shares of ERS Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agents, respectively, of the Telepanel Common Shares, with respect to any Telepanel Common Shares registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agents, respectively, of the Exchangeable Shares, with respect to any Exchangeable Shares registered in the name of the undersigned or beneficially owned by the undersigned.




                                   By: s/Michael Luetkemeyer
                                      ____________________________

                                        October 29, 1997


Electronic Retailing Systems
 International, Inc.
488 Main Avenue
Norwalk, Connecticut 06851-2500

Telepanel Systems Inc.
245 Riviera Drive
Markham, Ontario
Canada  L3R SJ9


Ladies and Gentlemen:

     In connection with and in furtherance of the transactions contemplated by the Combination Agreement dated as of October 29, 1997 (the "Agreement") between Electronic Retailing Systems International, Inc., a company incorporated under the laws of the State of Delaware ("ERS"), and Telepanel Systems Inc., a company incorporated under the Canada Business Corporations Act ("Telepanel"), the undersigned hereby agrees that:

     (a) The undersigned will not sell, transfer, pledge, hypothecate or otherwise convey or dispose of or enter into any contract or arrangement for the sale, transfer, pledge, hypothecation, conveyance or other disposition of any shares of the common stock, $.01 par value ("ERS Common Stock"), of ERS or any common shares, without par value ("Telepanel Common Shares"), of Telepanel or any Exchangeable Shares ("Exchangeable Shares") of Telepanel, owned by the undersigned: (x) from the date of the notice (the "Notice") delivered by ERS of its stockholder meeting contemplated under the Agreement (said Notice not to be less than 30 days prior to such meeting) until the earlier of (i) the termination of the Agreement or (ii) the date of the first publication of combined operating results of ERS and Telepanel covering at least a 30-day period after the Effective Date (as specified in the Agreement); or (y) from the date hereof through the date of the Notice if such transactions, individually or in the aggregate, during any 90-day period would relate to securities representing in excess of one percent of the outstanding securities of the same class.

     (b) In order to enable you to enforce the aforesaid covenant against disposition of shares, the undersigned hereby consents to placing stop-transfer orders with the transfer agents, respectively, of the ERS Common Stock, with respect to any shares of ERS Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agents, respectively, of the Telepanel Common Shares, with respect to any Telepanel Common Shares registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agents, respectively, of the Exchangeable Shares, with respect to any Exchangeable Shares registered in the name of the undersigned or beneficially owned by the undersigned.




                                   By: s/Michael Valiton
                                      ____________________________

                                        October 29, 1997


Electronic Retailing Systems
 International, Inc.
488 Main Avenue
Norwalk, Connecticut 06851-2500

Telepanel Systems Inc.
245 Riviera Drive
Markham, Ontario
Canada  L3R SJ9


Ladies and Gentlemen:

     In connection with and in furtherance of the transactions contemplated by the Combination Agreement dated as of October 29, 1997 (the "Agreement") between Electronic Retailing Systems International, Inc., a company incorporated under the laws of the State of Delaware ("ERS"), and Telepanel Systems Inc., a company incorporated under the Canada Business Corporations Act ("Telepanel"), the undersigned hereby agrees that:

     (a) The undersigned will not sell, transfer, pledge, hypothecate or otherwise convey or dispose of or enter into any contract or arrangement for the sale, transfer, pledge, hypothecation, conveyance or other disposition of any shares of the common stock, $.01 par value ("ERS Common Stock"), of ERS or any common shares, without par value ("Telepanel Common Shares"), of Telepanel or any Exchangeable Shares ("Exchangeable Shares") of Telepanel, owned by the undersigned: (x) from the date of the notice (the "Notice") delivered by ERS of its stockholder meeting contemplated under the Agreement (said Notice not to be less than 30 days prior to such meeting) until the earlier of (i) the termination of the Agreement or (ii) the date of the first publication of combined operating results of ERS and Telepanel covering at least a 30-day period after the Effective Date (as specified in the Agreement); or (y) from the date hereof through the date of the Notice if such transactions, individually or in the aggregate, during any 90-day period would relate to securities representing in excess of one percent of the outstanding securities of the same class.

     (b) In order to enable you to enforce the aforesaid covenant against disposition of shares, the undersigned hereby consents to placing stop-transfer orders with the transfer agents, respectively, of the ERS Common Stock, with respect to any shares of ERS Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agents, respectively, of the Telepanel Common Shares, with respect to any Telepanel Common Shares registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agents, respectively, of the Exchangeable Shares, with respect to any Exchangeable Shares registered in the name of the undersigned or beneficially owned by the undersigned.




                                   By: s/Lester S. Briney
                                      ____________________________

                                             October 29, 1997



Electronic Retailing Systems
 International, Inc.
488 Main Avenue
Norwalk, Connecticut  06851

Telepanel Systems Inc.
245 Riviera Drive
Markham, Ontario
Canada L3R SJ9


Ladies and Gentlemen:

     In connection with and in furtherance of the transactions contemplated by the Combination Agreement dated as of October 29, 1997 (the "Agreement") between Electronic Retailing Systems International, Inc., a company incorporated under the laws of the State of Delaware ("ERS"), and Telepanel Systems Inc., a company incorporated under the Canada Business Corporations Act ("Telepanel"), the undersigned hereby agrees that:

     (a) The undersigned will not sell, transfer, pledge, hypothecate or otherwise convey or dispose of or enter into any contract or arrangement for the sale, transfer, pledge, hypothecation, conveyance or other disposition of any shares of the common stock, $.01 par value (the "ERS Common Stock"), of ERS, any common shares, without par value ("Telepanel Common Shares"), of Telepanel or any Exchangeable Shares ("Exchangeable Shares") of Telepanel owned by the undersigned: (x) from the date of the notice (the "Notice") delivered by Telepanel of its shareholder meeting contemplated under the Agreement (said Notice not to be less than 30 days prior to such meeting) until the earlier of (i) the termination of the Agreement or (ii) the date of the first publication of combined operating results of ERS and Telepanel covering at least a 30-day period after the Effective Date (as specified in the Agreement); or (y) from the date hereof through the date of the Notice if such transactions, individually or in the aggregate, during any 90-day period would relate to securities representing in excess of one percent of the outstanding securities of the same class.

     (b) The undersigned shall make no disposition of any Exchangeable Shares that it receives pursuant to the Arrangement (as defined in the Agreement), or any shares of ERS Common Stock that it receives in exchange for any Exchangeable Shares, except in accordance with the applicable provisions of the United States Securities Act of 1933, as amended, and the rules and regulations thereunder; and agrees that the certificates evidencing such shares shall bear a customary legend setting forth such restrictions.

     (c) In order to enable you to enforce the aforesaid covenants against disposition of shares, the undersigned hereby consents to placing stop-transfer orders with the transfer agents, respectively, of the ERS Common Stock, with respect to any shares of ERS Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agents, respectively, of the Telepanel Common Shares, with respect to any Telepanel Common Shares registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agents, respectively, of the Exchangeable Shares, with respect to any Exchangeable Shares registered in the name of the undersigned or beneficially owned by the undersigned.

     The undersigned represents that it has no present plan, intention, or arrangement to sell, transfer or otherwise dispose of any of the Exchangeable Shares that it receives pursuant to the Arrangement or any shares of ERS Common Stock that it receives in exchange for Exchangeable Shares, and shall not change such intention or enter into any such arrangement, prior to the Effective Date (as defined in the Agreement).




                                   s/Robert O. Aders
                                   --------------------------

                                             October 29, 1997



Electronic Retailing Systems
 International, Inc.
488 Main Avenue
Norwalk, Connecticut  06851

Telepanel Systems Inc.
245 Riviera Drive
Markham, Ontario
Canada L3R SJ9


Ladies and Gentlemen:

     In connection with and in furtherance of the transactions contemplated by the Combination Agreement dated as of October 29, 1997 (the "Agreement") between Electronic Retailing Systems International, Inc., a company incorporated under the laws of the State of Delaware ("ERS"), and Telepanel Systems Inc., a company incorporated under the Canada Business Corporations Act ("Telepanel"), the undersigned hereby agrees that:

     (a) The undersigned will not sell, transfer, pledge, hypothecate or otherwise convey or dispose of or enter into any contract or arrangement for the sale, transfer, pledge, hypothecation, conveyance or other disposition of any shares of the common stock, $.01 par value (the "ERS Common Stock"), of ERS, any common shares, without par value ("Telepanel Common Shares"), of Telepanel or any Exchangeable Shares ("Exchangeable Shares") of Telepanel owned by the undersigned: (x) from the date of the notice (the "Notice") delivered by Telepanel of its shareholder meeting contemplated under the Agreement (said Notice not to be less than 30 days prior to such meeting) until the earlier of (i) the termination of the Agreement or (ii) the date of the first publication of combined operating results of ERS and Telepanel covering at least a 30-day period after the Effective Date (as specified in the Agreement); or (y) from the date hereof through the date of the Notice if such transactions, individually or in the aggregate, during any 90-day period would relate to securities representing in excess of one percent of the outstanding securities of the same class.

     (b) The undersigned shall make no disposition of any Exchangeable Shares that it receives pursuant to the Arrangement (as defined in the Agreement), or any shares of ERS Common Stock that it receives in exchange for any Exchangeable Shares, except in accordance with the applicable provisions of the United States Securities Act of 1933, as amended, and the rules and regulations thereunder; and agrees that the certificates evidencing such shares shall bear a customary legend setting forth such restrictions.

     (c) In order to enable you to enforce the aforesaid covenants against disposition of shares, the undersigned hereby consents to placing stop-transfer orders with the transfer agents, respectively, of the ERS Common Stock, with respect to any shares of ERS Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agents, respectively, of the Telepanel Common Shares, with respect to any Telepanel Common Shares registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agents, respectively, of the Exchangeable Shares, with respect to any Exchangeable Shares registered in the name of the undersigned or beneficially owned by the undersigned.

     The undersigned represents that it has no present plan, intention, or arrangement to sell, transfer or otherwise dispose of any of the Exchangeable Shares that it receives pursuant to the Arrangement or any shares of ERS Common Stock that it receives in exchange for Exchangeable Shares, and shall not change such intention or enter into any such arrangement, prior to the Effective Date (as defined in the Agreement).





                                   s/Donald W. Paterson
                                   --------------------------

                                             October 29, 1997



Electronic Retailing Systems
 International, Inc.
488 Main Avenue
Norwalk, Connecticut  06851

Telepanel Systems Inc.
245 Riviera Drive
Markham, Ontario
Canada L3R SJ9


Ladies and Gentlemen:

     In connection with and in furtherance of the transactions contemplated by the Combination Agreement dated as of October 29, 1997 (the "Agreement") between Electronic Retailing Systems International, Inc., a company incorporated under the laws of the State of Delaware ("ERS"), and Telepanel Systems Inc., a company incorporated under the Canada Business Corporations Act ("Telepanel"), the undersigned hereby agrees that:

     (a) The undersigned will not sell, transfer, pledge, hypothecate or otherwise convey or dispose of or enter into any contract or arrangement for the sale, transfer, pledge, hypothecation, conveyance or other disposition of any shares of the common stock, $.01 par value (the "ERS Common Stock"), of ERS, any common shares, without par value ("Telepanel Common Shares"), of Telepanel or any Exchangeable Shares ("Exchangeable Shares") of Telepanel owned by the undersigned: (x) from the date of the notice (the "Notice") delivered by Telepanel of its shareholder meeting contemplated under the Agreement (said Notice not to be less than 30 days prior to such meeting) until the earlier of (i) the termination of the Agreement or (ii) the date of the first publication of combined operating results of ERS and Telepanel covering at least a 30-day period after the Effective Date (as specified in the Agreement); or (y) from the date hereof through the date of the Notice if such transactions, individually or in the aggregate, during any 90-day period would relate to securities representing in excess of one percent of the outstanding securities of the same class.

     (b) The undersigned shall make no disposition of any Exchangeable Shares that it receives pursuant to the Arrangement (as defined in the Agreement), or any shares of ERS Common Stock that it receives in exchange for any Exchangeable Shares, except in accordance with the applicable provisions of the United States Securities Act of 1933, as amended, and the rules and regulations thereunder; and agrees that the certificates evidencing such shares shall bear a customary legend setting forth such restrictions.

     (c) In order to enable you to enforce the aforesaid covenants against disposition of shares, the undersigned hereby consents to placing stop-transfer orders with the transfer agents, respectively, of the ERS Common Stock, with respect to any shares of ERS Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agents, respectively, of the Telepanel Common Shares, with respect to any Telepanel Common Shares registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agents, respectively, of the Exchangeable Shares, with respect to any Exchangeable Shares registered in the name of the undersigned or beneficially owned by the undersigned.

     The undersigned represents that it has no present plan, intention, or arrangement to sell, transfer or otherwise dispose of any of the Exchangeable Shares that it receives pursuant to the Arrangement or any shares of ERS Common Stock that it receives in exchange for Exchangeable Shares, and shall not change such intention or enter into any such arrangement, prior to the Effective Date (as defined in the Agreement).




                                   s/Barry J. Reiter
                                   --------------------------

                                             October 29, 1997



Electronic Retailing Systems
 International, Inc.
488 Main Avenue
Norwalk, Connecticut  06851

Telepanel Systems Inc.
245 Riviera Drive
Markham, Ontario
Canada L3R SJ9


Ladies and Gentlemen:

     In connection with and in furtherance of the transactions contemplated by the Combination Agreement dated as of October 29, 1997 (the "Agreement") between Electronic Retailing Systems International, Inc., a company incorporated under the laws of the State of Delaware ("ERS"), and Telepanel Systems Inc., a company incorporated under the Canada Business Corporations Act ("Telepanel"), the undersigned hereby agrees that:

     (a) The undersigned will not sell, transfer, pledge, hypothecate or otherwise convey or dispose of or enter into any contract or arrangement for the sale, transfer, pledge, hypothecation, conveyance or other disposition of any shares of the common stock, $.01 par value (the "ERS Common Stock"), of ERS, any common shares, without par value ("Telepanel Common Shares"), of Telepanel or any Exchangeable Shares ("Exchangeable Shares") of Telepanel owned by the undersigned: (x) from the date of the notice (the "Notice") delivered by Telepanel of its shareholder meeting contemplated under the Agreement (said Notice not to be less than 30 days prior to such meeting) until the earlier of (i) the termination of the Agreement or (ii) the date of the first publication of combined operating results of ERS and Telepanel covering at least a 30-day period after the Effective Date (as specified in the Agreement); or (y) from the date hereof through the date of the Notice if such transactions, individually or in the aggregate, during any 90-day period would relate to securities representing in excess of one percent of the outstanding securities of the same class.

     (b) The undersigned shall make no disposition of any Exchangeable Shares that it receives pursuant to the Arrangement (as defined in the Agreement), or any shares of ERS Common Stock that it receives in exchange for any Exchangeable Shares, except in accordance with the applicable provisions of the United States Securities Act of 1933, as amended, and the rules and regulations thereunder; and agrees that the certificates evidencing such shares shall bear a customary legend setting forth such restrictions.

     (c) In order to enable you to enforce the aforesaid covenants against disposition of shares, the undersigned hereby consents to placing stop-transfer orders with the transfer agents, respectively, of the ERS Common Stock, with respect to any shares of ERS Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agents, respectively, of the Telepanel Common Shares, with respect to any Telepanel Common Shares registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agents, respectively, of the Exchangeable Shares, with respect to any Exchangeable Shares registered in the name of the undersigned or beneficially owned by the undersigned.

     The undersigned represents that it has no present plan, intention, or arrangement to sell, transfer or otherwise dispose of any of the Exchangeable Shares that it receives pursuant to the Arrangement or any shares of ERS Common Stock that it receives in exchange for Exchangeable Shares, and shall not change such intention or enter into any such arrangement, prior to the Effective Date (as defined in the Agreement).




                                   s/Joseph Riz
                                   --------------------------

                                             October 29, 1997



Electronic Retailing Systems
 International, Inc.
488 Main Avenue
Norwalk, Connecticut  06851

Telepanel Systems Inc.
245 Riviera Drive
Markham, Ontario
Canada L3R SJ9


Ladies and Gentlemen:

     In connection with and in furtherance of the transactions contemplated by the Combination Agreement dated as of October 29, 1997 (the "Agreement") between Electronic Retailing Systems International, Inc., a company incorporated under the laws of the State of Delaware ("ERS"), and Telepanel Systems Inc., a company incorporated under the Canada Business Corporations Act ("Telepanel"), the undersigned hereby agrees that:

     (a) The undersigned will not sell, transfer, pledge, hypothecate or otherwise convey or dispose of or enter into any contract or arrangement for the sale, transfer, pledge, hypothecation, conveyance or other disposition of any shares of the common stock, $.01 par value (the "ERS Common Stock"), of ERS, any common shares, without par value ("Telepanel Common Shares"), of Telepanel or any Exchangeable Shares ("Exchangeable Shares") of Telepanel owned by the undersigned: (x) from the date of the notice (the "Notice") delivered by Telepanel of its shareholder meeting contemplated under the Agreement (said Notice not to be less than 30 days prior to such meeting) until the earlier of (i) the termination of the Agreement or (ii) the date of the first publication of combined operating results of ERS and Telepanel covering at least a 30-day period after the Effective Date (as specified in the Agreement); or (y) from the date hereof through the date of the Notice if such transactions, individually or in the aggregate, during any 90-day period would relate to securities representing in excess of one percent of the outstanding securities of the same class.

     (b) The undersigned shall make no disposition of any Exchangeable Shares that it receives pursuant to the Arrangement (as defined in the Agreement), or any shares of ERS Common Stock that it receives in exchange for any Exchangeable Shares, except in accordance with the applicable provisions of the United States Securities Act of 1933, as amended, and the rules and regulations thereunder; and agrees that the certificates evidencing such shares shall bear a customary legend setting forth such restrictions.

     (c) In order to enable you to enforce the aforesaid covenants against disposition of shares, the undersigned hereby consents to placing stop-transfer orders with the transfer agents, respectively, of the ERS Common Stock, with respect to any shares of ERS Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agents, respectively, of the Telepanel Common Shares, with respect to any Telepanel Common Shares registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agents, respectively, of the Exchangeable Shares, with respect to any Exchangeable Shares registered in the name of the undersigned or beneficially owned by the undersigned.

     The undersigned represents that it has no present plan, intention, or arrangement to sell, transfer or otherwise dispose of any of the Exchangeable Shares that it receives pursuant to the Arrangement or any shares of ERS Common Stock that it receives in exchange for Exchangeable Shares, and shall not change such intention or enter into any such arrangement, prior to the Effective Date (as defined in the Agreement).




                                   s/Brian A. Robbins
                                   --------------------------

                                             October 29, 1997



Electronic Retailing Systems
 International, Inc.
488 Main Avenue
Norwalk, Connecticut  06851

Telepanel Systems Inc.
245 Riviera Drive
Markham, Ontario
Canada L3R SJ9


Ladies and Gentlemen:

     In connection with and in furtherance of the transactions contemplated by the Combination Agreement dated as of October 29, 1997 (the "Agreement") between Electronic Retailing Systems International, Inc., a company incorporated under the laws of the State of Delaware ("ERS"), and Telepanel Systems Inc., a company incorporated under the Canada Business Corporations Act ("Telepanel"), the undersigned hereby agrees that:

     (a) The undersigned will not sell, transfer, pledge, hypothecate or otherwise convey or dispose of or enter into any contract or arrangement for the sale, transfer, pledge, hypothecation, conveyance or other disposition of any shares of the common stock, $.01 par value (the "ERS Common Stock"), of ERS, any common shares, without par value ("Telepanel Common Shares"), of Telepanel or any Exchangeable Shares ("Exchangeable Shares") of Telepanel owned by the undersigned: (x) from the date of the notice (the "Notice") delivered by Telepanel of its shareholder meeting contemplated under the Agreement (said Notice not to be less than 30 days prior to such meeting) until the earlier of (i) the termination of the Agreement or (ii) the date of the first publication of combined operating results of ERS and Telepanel covering at least a 30-day period after the Effective Date (as specified in the Agreement); or (y) from the date hereof through the date of the Notice if such transactions, individually or in the aggregate, during any 90-day period would relate to securities representing in excess of one percent of the outstanding securities of the same class.

     (b) The undersigned shall make no disposition of any Exchangeable Shares that it receives pursuant to the Arrangement (as defined in the Agreement), or any shares of ERS Common Stock that it receives in exchange for any Exchangeable Shares, except in accordance with the applicable provisions of the United States Securities Act of 1933, as amended, and the rules and regulations thereunder; and agrees that the certificates evidencing such shares shall bear a customary legend setting forth such restrictions.

     (c) In order to enable you to enforce the aforesaid covenants against disposition of shares, the undersigned hereby consents to placing stop-transfer orders with the transfer agents, respectively, of the ERS Common Stock, with respect to any shares of ERS Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agents, respectively, of the Telepanel Common Shares, with respect to any Telepanel Common Shares registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agents, respectively, of the Exchangeable Shares, with respect to any Exchangeable Shares registered in the name of the undersigned or beneficially owned by the undersigned.

     The undersigned represents that it has no present plan, intention, or arrangement to sell, transfer or otherwise dispose of any of the Exchangeable Shares that it receives pursuant to the Arrangement or any shares of ERS Common Stock that it receives in exchange for Exchangeable Shares, and shall not change such intention or enter into any such arrangement, prior to the Effective Date (as defined in the Agreement).




                                   s/Christopher R. Skillen
                                   --------------------------

                                             October 29, 1997



Electronic Retailing Systems
 International, Inc.
488 Main Avenue
Norwalk, Connecticut  06851

Telepanel Systems Inc.
245 Riviera Drive
Markham, Ontario
Canada L3R SJ9


Ladies and Gentlemen:

     In connection with and in furtherance of the transactions contemplated by the Combination Agreement dated as of October 29, 1997 (the "Agreement") between Electronic Retailing Systems International, Inc., a company incorporated under the laws of the State of Delaware ("ERS"), and Telepanel Systems Inc., a company incorporated under the Canada Business Corporations Act ("Telepanel"), the undersigned hereby agrees that:

     (a) The undersigned will not sell, transfer, pledge, hypothecate or otherwise convey or dispose of or enter into any contract or arrangement for the sale, transfer, pledge, hypothecation, conveyance or other disposition of any shares of the common stock, $.01 par value (the "ERS Common Stock"), of ERS, any common shares, without par value ("Telepanel Common Shares"), of Telepanel or any Exchangeable Shares ("Exchangeable Shares") of Telepanel owned by the undersigned: (x) from the date of the notice (the "Notice") delivered by Telepanel of its shareholder meeting contemplated under the Agreement (said Notice not to be less than 30 days prior to such meeting) until the earlier of (i) the termination of the Agreement or (ii) the date of the first publication of combined operating results of ERS and Telepanel covering at least a 30-day period after the Effective Date (as specified in the Agreement); or (y) from the date hereof through the date of the Notice if such transactions, individually or in the aggregate, during any 90-day period would relate to securities representing in excess of one percent of the outstanding securities of the same class.

     (b) The undersigned shall make no disposition of any Exchangeable Shares that it receives pursuant to the Arrangement (as defined in the Agreement), or any shares of ERS Common Stock that it receives in exchange for any Exchangeable Shares, except in accordance with the applicable provisions of the United States Securities Act of 1933, as amended, and the rules and regulations thereunder; and agrees that the certificates evidencing such shares shall bear a customary legend setting forth such restrictions.

     (c) In order to enable you to enforce the aforesaid covenants against disposition of shares, the undersigned hereby consents to placing stop-transfer orders with the transfer agents, respectively, of the ERS Common Stock, with respect to any shares of ERS Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agents, respectively, of the Telepanel Common Shares, with respect to any Telepanel Common Shares registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agents, respectively, of the Exchangeable Shares, with respect to any Exchangeable Shares registered in the name of the undersigned or beneficially owned by the undersigned.

     The undersigned represents that it has no present plan, intention, or arrangement to sell, transfer or otherwise dispose of any of the Exchangeable Shares that it receives pursuant to the Arrangement or any shares of ERS Common Stock that it receives in exchange for Exchangeable Shares, and shall not change such intention or enter into any such arrangement, prior to the Effective Date (as defined in the Agreement).





                                   s/Garth L. Aasen
                                   --------------------------

                                             October 29, 1997



Electronic Retailing Systems
 International, Inc.
488 Main Avenue
Norwalk, Connecticut  06851

Telepanel Systems Inc.
245 Riviera Drive
Markham, Ontario
Canada L3R SJ9


Ladies and Gentlemen:

     In connection with and in furtherance of the transactions contemplated by the Combination Agreement dated as of October 29, 1997 (the "Agreement") between Electronic Retailing Systems International, Inc., a company incorporated under the laws of the State of Delaware ("ERS"), and Telepanel Systems Inc., a company incorporated under the Canada Business Corporations Act ("Telepanel"), the undersigned hereby agrees that:

     (a) The undersigned will not sell, transfer, pledge, hypothecate or otherwise convey or dispose of or enter into any contract or arrangement for the sale, transfer, pledge, hypothecation, conveyance or other disposition of any shares of the common stock, $.01 par value (the "ERS Common Stock"), of ERS, any common shares, without par value ("Telepanel Common Shares"), of Telepanel or any Exchangeable Shares ("Exchangeable Shares") of Telepanel owned by the undersigned: (x) from the date of the notice (the "Notice") delivered by Telepanel of its shareholder meeting contemplated under the Agreement (said Notice not to be less than 30 days prior to such meeting) until the earlier of (i) the termination of the Agreement or (ii) the date of the first publication of combined operating results of ERS and Telepanel covering at least a 30-day period after the Effective Date (as specified in the Agreement); or (y) from the date hereof through the date of the Notice if such transactions, individually or in the aggregate, during any 90-day period would relate to securities representing in excess of one percent of the outstanding securities of the same class.

     (b) The undersigned shall make no disposition of any Exchangeable Shares that it receives pursuant to the Arrangement (as defined in the Agreement), or any shares of ERS Common Stock that it receives in exchange for any Exchangeable Shares, except in accordance with the applicable provisions of the United States Securities Act of 1933, as amended, and the rules and regulations thereunder; and agrees that the certificates evidencing such shares shall bear a customary legend setting forth such restrictions.

     (c) In order to enable you to enforce the aforesaid covenants against disposition of shares, the undersigned hereby consents to placing stop-transfer orders with the transfer agents, respectively, of the ERS Common Stock, with respect to any shares of ERS Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agents, respectively, of the Telepanel Common Shares, with respect to any Telepanel Common Shares registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agents, respectively, of the Exchangeable Shares, with respect to any Exchangeable Shares registered in the name of the undersigned or beneficially owned by the undersigned.

     The undersigned represents that it has no present plan, intention, or arrangement to sell, transfer or otherwise dispose of any of the Exchangeable Shares that it receives pursuant to the Arrangement or any shares of ERS Common Stock that it receives in exchange for Exchangeable Shares, and shall not change such intention or enter into any such arrangement, prior to the Effective Date (as defined in the Agreement).





                                   s/John C. Heaven
                                   --------------------------

                                             October 29, 1997



Electronic Retailing Systems
 International, Inc.
488 Main Avenue
Norwalk, Connecticut  06851

Telepanel Systems Inc.
245 Riviera Drive
Markham, Ontario
Canada L3R SJ9


Ladies and Gentlemen:

     In connection with and in furtherance of the transactions contemplated by the Combination Agreement dated as of October 29, 1997 (the "Agreement") between Electronic Retailing Systems International, Inc., a company incorporated under the laws of the State of Delaware ("ERS"), and Telepanel Systems Inc., a company incorporated under the Canada Business Corporations Act ("Telepanel"), the undersigned hereby agrees that:

     (a) The undersigned will not sell, transfer, pledge, hypothecate or otherwise convey or dispose of or enter into any contract or arrangement for the sale, transfer, pledge, hypothecation, conveyance or other disposition of any shares of the common stock, $.01 par value (the "ERS Common Stock"), of ERS, any common shares, without par value ("Telepanel Common Shares"), of Telepanel or any Exchangeable Shares ("Exchangeable Shares") of Telepanel owned by the undersigned: (x) from the date of the notice (the "Notice") delivered by Telepanel of its shareholder meeting contemplated under the Agreement (said Notice not to be less than 30 days prior to such meeting) until the earlier of (i) the termination of the Agreement or (ii) the date of the first publication of combined operating results of ERS and Telepanel covering at least a 30-day period after the Effective Date (as specified in the Agreement); or (y) from the date hereof through the date of the Notice if such transactions, individually or in the aggregate, during any 90-day period would relate to securities representing in excess of one percent of the outstanding securities of the same class.

     (b) The undersigned shall make no disposition of any Exchangeable Shares that it receives pursuant to the Arrangement (as defined in the Agreement), or any shares of ERS Common Stock that it receives in exchange for any Exchangeable Shares, except in accordance with the applicable provisions of the United States Securities Act of 1933, as amended, and the rules and regulations thereunder; and agrees that the certificates evidencing such shares shall bear a customary legend setting forth such restrictions.

     (c) In order to enable you to enforce the aforesaid covenants against disposition of shares, the undersigned hereby consents to placing stop-transfer orders with the transfer agents, respectively, of the ERS Common Stock, with respect to any shares of ERS Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agents, respectively, of the Telepanel Common Shares, with respect to any Telepanel Common Shares registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agents, respectively, of the Exchangeable Shares, with respect to any Exchangeable Shares registered in the name of the undersigned or beneficially owned by the undersigned.

     The undersigned represents that it has no present plan, intention, or arrangement to sell, transfer or otherwise dispose of any of the Exchangeable Shares that it receives pursuant to the Arrangement or any shares of ERS Common Stock that it receives in exchange for Exchangeable Shares, and shall not change such intention or enter into any such arrangement, prior to the Effective Date (as defined in the Agreement).





                                   s/Gregory P. Miller
                                   --------------------------